                              ________________________________________________________________________

                                                 SECURITIES AND EXCHANGE COMMISSION

                                                       Washington, D.C. 20549

                                                              _________

                                                              FORM 8-K

                                                           CURRENT REPORT
                                                   PURSUANT TO SECTION 13 OR 15(d)
                                               OF THE SECURITIES EXCHANGE ACT OF 1934

                                          Date of Report (Date of Earliest Event Reported):

                                                            July 31, 2003

                                                             __________

                                                       THE WALT DISNEY COMPANY
                                       (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                                              DELAWARE
                                              (STATE OF JURISDICTION OF INCORPORATION)

                          1-11605                                                   95-4545390
                 (COMMISSION FILE NUMBER)                               (IRS EMPLOYER IDENTIFICATION NO.)

               500 South Buena Vista Street
                    Burbank, California                                               91521
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                   (ZIP CODE)

                                                           (818) 560-1000
                                         (REGISTRANTS TELEPHONE NUMBER, INCLUDING AREA CODE)

                                                           Not applicable
                                       (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

                              ________________________________________________________________________

Item 5.       Other Events.

              Earnings Release. On July 31, 2003, the Registrant issued a press release reporting financial results and earnings for the Registrant's 2003 third quarter, which ended June 30, 2003. A copy of the press release is filed herewith as Exhibit 99(a).

              The Registrant believes that certain statements in the earnings release may constitute "forward-looking statements"
within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management's views and assumptions regarding future events and business performance as of the time the statements are made. Actual results may differ materially from those expressed or implied. Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained from time to time in the Registrant's filings with the U.S.
Securities and Exchange Commission, including the Registrant's annual report on Form 10-K for the year ended September 30, 2002.

Item 7.       Exhibits

(c)  Exhibits

     99(a) Press release of the registrant dated July 31, 2003.

                                                                           SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                   THE WALT DISNEY COMPANY

                                                                   By:  /s/ ALAN N. BRAVERMAN
                                                                        ALAN N. BRAVERMAN
                                                                        Executive Vice President
                                                                        and General Counsel

Dated:   July 31, 2003